UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 8, 2010

PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On January 8, 2010, PriceSmart, Inc. issued a press release regarding its results of operations for its first quarter ended November 30, 2009 and sales for the month of December 2009.  A copy of the press release is furnished herewith as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 9.01.   Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated January 8, 2010.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2010	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated January 8, 2010.

PriceSmart Announces First Quarter Results of Operations;
December Sales Also Announced

San Diego, CA (January 8, 2010) – PriceSmart, Inc. (NASDAQ: PSMT, www.pricesmart.com) today announced its results of operations for the first quarter of fiscal year 2010 which ended on November 30, 2009.

For the first quarter of fiscal year 2010, net warehouse sales increased 3.4% to $308.7 million from $298.5 million in the first quarter of fiscal year 2009.  Total revenue for the first quarter was $315.4 million compared to $305.2 million in the prior year.  The Company had 26 clubs in operation as of November 30, 2009, compared to 25 warehouse clubs in operation as of November 30, 2008.

The Company recorded operating income in the quarter of $16.2 million, compared to operating income of $14.9 million in the prior year.  Net income attributable to PriceSmart was $10.4 million, or $0.35 per diluted share, in the first quarter of fiscal year 2010.  Net income attributable to PriceSmart in the first quarter of fiscal year 2009 was $10.7 million, or $0.36 per diluted share which included a $1.0 million ($0.03 per diluted share) benefit to tax expense in that prior period.  The Company will release its quarterly report on Form 10-Q for the first quarter of fiscal year 2010 on or before January 11, 2010.

The Company also announced that for the month of December 2009, net sales increased 8.0% to $152.1 million from $140.8 million in December a year earlier.  For the four months ended December 31, 2009, net sales increased 4.9% to $460.7 million from $439.3 million in the same period last year.  There were 26 warehouse clubs in operation at the end of December 2009.

For the four weeks ended December 27, 2009, comparable warehouse sales for the 25 warehouse clubs open at least 12 full months increased 3.5% compared to the same four-week period last year.  For the seventeen-week period ended December 27, 2009, comparable warehouse sales increased 1.2% compared to the comparable seventeen-week period a year ago.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Central America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 26 warehouse clubs in 11 countries and one U.S. territory (five in Costa Rica; four in Panama; three each in Guatemala and Trinidad, two each in Dominican Republic, El Salvador and Honduras; and one each in Aruba, Barbados, Jamaica, Nicaragua and the United States Virgin Islands).

This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters.  These forward looking statements include, but are not limited to, statements containing the words "expect,“ "believe,“ "will,“ "may,“ "should,“ "project,” "estimate,“ "scheduled,“ and like expressions, and the negative thereof.  These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: the Company’s financial performance is dependent on international operations which exposes the Company to various risks; any failure by the Company to manage its widely dispersed operations could adversely affect the Company’s business; the Company faces significant competition; the Company faces difficulties in the shipment of and inherent risks in the importation of merchandise to its warehouse clubs; the Company is exposed to weather and other risks associated with international operations; declines in the economies of the countries in which the Company operates its warehouse clubs would harm its business; a few of the Company's stockholders own nearly 40% of the Company's voting stock, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; the loss of key personnel could harm the Company’s business; the Company is subject to volatility in foreign currency exchange; the Company faces the risk of exposure to product liability claims, a product recall and adverse publicity; a determination that the Company's long-lived or intangible assets have been impaired could adversely affect the Company's future results of operations and financial position; and the Company faces increased compliance risks associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; as well as the other risks detailed in the Company's SEC reports, including the Company's Annual Report on Form 10-K filed pursuant to the Securities Exchange Act of 1934 on November 9, 2009.  We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

For further information, please contact Robert E. Price, Chief Executive Officer (858) 551-2336; or John M. Heffner, Executive Vice President and Chief Financial Officer (858) 404-8826.

PRICESMART, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED—AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended November 30,
	2009	2008
Revenues:
Net warehouse club sales	$308,653	$298,518
Export sales	587	836
Membership income	4,649	4,325
Other income	1,530	1,529
Total revenues	315,419	305,208
Operating expenses:
Cost of goods sold:
Net warehouse club	261,717	254,426
Export	554	800
Selling, general and administrative:
Warehouse club operations	29,234	27,280
General and administrative	7,568	7,544
Pre-opening expenses	111	—
Asset impairment and closure costs	—	248
Total operating expenses	299,184	290,298
Operating income	16,235	14,910
Other income (expense):
Interest income	215	126
Interest expense	(630)	(581)
Other income (expense), net	4	(20)
Total other income (expense)	(411)	(475)
Income from continuing operations before provision for income taxes and loss of unconsolidated affiliates	15,824	14,435
Provision for income taxes	(5,401)	(3,647)
Loss of unconsolidated affiliates	(2)	(5)
Income from continuing operations	10,421	10,783
Income (loss) from discontinued operations, net of tax	9	(19)
Net income	10,430	10,764
Net income attributable to noncontrolling interest	(53)	(66)
Net income attributable to PriceSmart	$10,377	$10,698

Net income attributable to PriceSmart:
Income from continuing operations	$10,368	$10,717
Income (loss) from discontinued operations, net of tax	9	(19)
	$10,377	$10,698

Net income per share attributable to PriceSmart and available for distribution:
Basic net income per share from continuing operations	$0.35	$0.36
Basic net income per share from discontinued operations, net of tax	$—	$—
Basic net income per share	$0.35	$0.36

Diluted net income per share from continuing operations	$0.35	$0.36
Diluted net income per share from discontinued operations, net of tax	$—	$—
Diluted net income per share	$0.35	$0.36

Shares used in per share computations:
Basic	29,105	28,860
Diluted	29,163	28,964
Dividends per share	$—	$—

PRICESMART, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED—AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	N
	November 30, 2009	August 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$39,039	$44,193
Short-term restricted cash	—	10
Receivables, net of allowance for doubtful accounts of $8 and $10 in November and August of 2009, respectively	2,399	2,187
Merchandise inventories	147,390	115,841
Deferred tax assets – current	2,940	2,618
Prepaid expenses and other current assets	18,010	19,033
Assets of discontinued operations	947	900
Total current assets	210,725	184,782
Long-term restricted cash	765	732
Property and equipment, net	236,857	231,798
Goodwill	37,415	37,538
Deferred tax assets – long term	19,849	20,938
Other assets	3,885	3,927
Investment in unconsolidated affiliates	7,761	7,658
Total Assets	$517,257	$487,373
LIABILITIES AND EQUITY
Current Liabilities:
Short-term borrowings	$2,951	$2,303
Accounts payable	113,280	101,412
Accrued salaries and benefits	7,715	8,831
Deferred membership income	8,977	8,340
Income taxes payable	5,937	5,942
Other accrued expenses	9,481	10,022
Long-term debt, current portion	5,386	4,590
Deferred tax liability – current	198	189
Liabilities of discontinued operations	121	299
Total current liabilities	154,046	141,928
Deferred tax liability – long-term	1,224	1,026
Long-term portion of deferred rent	2,793	2,673
Long-term income taxes payable, net of current portion	3,562	3,458
Long-term debt, net of current portion	42,795	37,120
Total liabilities	204,420	186,205
Equity:
Common stock, $0.0001 par value, 45,000,000 shares authorized; 30,402,285 and 30,337,109 shares issued and 29,746,173 and 29,681,031 shares outstanding (net of treasury shares), respectively	3	3
Additional paid-in capital	378,326	377,210
Tax benefit from stock-based compensation	4,609	4,547
Accumulated other comprehensive loss	(17,149)	(17,230)
Accumulated deficit	(39,621)	(49,998)
Less: treasury stock at cost; 656,112 shares as of November 30, 2009 and 656,078 as of August 31, 2009.	(14,135)	(14,134)
Total PriceSmart stockholders’ equity	312,033	300,398
Noncontrolling interest	804	770
Total equity	312,837	301,168
Total Liabilities and Equity	$517,257	$487,373